          As filed with the Securities and Exchange Commission on March 5, 1999.


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC  20549

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                         March 5, 1999 (March 3, 1999)



                                 MEDAREX, INC.
             (Exact name of registrant as specified in its charter)


         New Jersey                 0-19312           22-2822175
(State of other jurisdiction    (Commission        (IRS Employer
  of incorporation)             File Number) Identification No.)


             1545 Route 22 East, Annandale, New Jersey  08801-0953
                   (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (908) 713-6001


                                 Not Applicable
         (Former name or former address, if changed since last report)

                                 MEDAREX, INC.
                               TABLE OF CONTENTS
                                      FOR
                           CURRENT REPORT ON FORM 8-K

Item 5.      Other Events............................... 3

Item 7.      Financial Statements and Exhibits.........  3

Signature..............................................  4

        Item 5.   Other Events.

          On March 3, 1999, Medarex, Inc., a New Jersey corporation ("Medarex"), and BankInvest Biomedical Development Venture Fund ("BankInvest VF") announced that they had formed a new Danish company to develop and commercialize a portfolio of fully human antibodies derived from Medarex's HuMAb-Mouse technology. This new company, Genmab, has received initial funding of DKK 35,420,000, approximately $5.5 million with BankInvest VF as lead investor with A/S Dansk Erhvervsinvestering (a Danish venture capital firm) and others as co-investors. Genmab will be jointly owned by Medarex and these investors.

          Genmab will conduct clinical trials of human antibody products.
Genmab will focus primarily on developing several products to treat inflammatory conditions, such as rheumatoid arthritis and psoriasis, and has received a license to certain of Medarex's rights to MDX-CD4, a fully human antibody in Phase I/II clinical trials for the treatment of rheumatoid arthritis.

          The press release with respect to this transaction is filed herewith as Exhibit 99.1.

          This Current Report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended, which represent Medarex's expectations or beliefs concerning future events. Forward-looking statements involve known and unknown risks and uncertainties and are indicated by words such as "anticipates", "expects", "believes", "plans", "could" and similar words and phrases. These risks and uncertainties include, but are not limited to, uncertainties regarding the receipt of future payments, the continuation of business partnerships, the progress of ongoing clinical trials, development of new business opportunities and other risks that may be detailed from time to time in Medarex's periodic reports and registration statements filed with the Securities and Exchange Commission.

        Item 7.   Financial Statements and Exhibits.

               (c) Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit
Number         Description of Exhibit
-------        ----------------------

99.1           Press release dated March 3, 1999.

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                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          MEDAREX, INC.
                                          Registrant


Date:   March 5, 1999                        By:/s/ Michael A.  Appelbaum
                                                -------------------------
                                                Michael A. Appelbaum
                                                Executive Vice President -
                                                Finance and Administration,
                                                Secretary, Treasurer and
                                                Chief Financial Officer

                                 EXHIBIT INDEX
                                 -------------


Exhibit                                         Page
Number                Description              Number
---------  ----------------------------------  ------
99.1       Press release dated March 3, 1999.